Mandatorily redeemable Series C preferred shares	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Mandatorily redeemable Series C preferred shares
Mandatorily redeemable Series C preferred shares
APUC has 100 redeemable Series C preferred shares issued and outstanding. Thirty-six of the Series C preferred shares are owned by related parties controlled by executives of the Company. The preferred shares are mandatorily redeemable in 2031 for C$53,400 per share (fifty-three thousand and four hundred Canadian dollars per share) and have a contractual cumulative cash dividend paid quarterly until the date of redemption based on a prescribed payment schedule indexed in proportion to the increase in CPI over the term of the shares. The Series C preferred shares are convertible into common shares at the option of the holder and the Company, at any time after May 20, 2031 and before June 19, 2031, at a conversion price of C$53,400 per share.
As these shares are mandatorily redeemable for cash, they are classified as liabilities in the consolidated financial statements. The Series C preferred shares are accounted for under the effective interest method, resulting in accretion of interest expense over the term of the shares. Dividend payments are recorded as a reduction of the Series C preferred share carrying value.

Estimated dividend payments due in the next five years and dividend and redemption payments thereafter are:
2018	$851
2019	1,022
2020	1,071
2021	1,087
2022	1,108
Thereafter to 2031	12,564
Redemption amount	4,257
21,960
Less amounts representing interest	(7,242)
14,718
Less current portion	(851)
$13,867